Exhibit 10.10

Dated the 5th of January 2017

3rd SUPPLEMENTAL AGREEMENT

Relating to the

REVENUE SHARING AGREEMENT
DATED 30th DECEMBER 2015

1

THIS SUPPLEMENTAL AGREEMENT is dated the 5th day of January, 2017 and made between:

1	Each of the Parties listed in Schedule 1 hereto (together the “Current Members”);

2	C TRANSPORT HOLDING LTD., a Company incorporated in the Bermuda, having its registered office at Clarendon House, 2 Church Street, Hamilton, Bermuda (the “Manager”); and

3	GOODBULK LTD., a Company incorporated in Bermuda, having its registered office at Clarendon House, 2 Church Street, Hamilton, Bermuda (the “New Member”).

WHEREAS:

(A)	this Agreement is supplemental to a Revenue Sharing Agreement dated 30th December 2015, (the “Principal Agreement”) made between the current Members and the Manager, here attached as Schedule 3, whereby the Current Members agreed (inter alia) to employ the Member Vessels (as defined in the Principal Agreement) within the Principal Agreement;

(B)	Pursuant to the provisions of clause 3.3 of the Principal Agreement, the Current Members have, subject to the terms set out in this Agreement and with effect as from the Effective Date as defined in clause 1.2, agreed to permit M.V. “AQUAMARINE” to become a Member Vessel and to admit the New Member into the Principal Agreement;

(C)	this Agreement sets out the terms and conditions upon which the Current Members and the Manager shall permit M.V. “AQUAMARINE” (as well as any future vessel that the New Member may include) to become a Member Vessel with effect as from the Effective Date and shall admit the New Member into the Principal Agreement, on the terms of the Principal Agreement as amended from time to time.

NOW IT IS HEREBY AGREED as follows:

1. Definitions

1.1 Defined expressions

Words and expressions defined in the Principal Agreement shall unless the context otherwise requires or unless otherwise defined herein, have the same meanings when used in this Agreement.

1.2 Definitions

In this Agreement, unless the context otherwise requires:

“Effective Date” means the 5th of January 2017 for the M.V. “AQUAMARINE”, provided that the Manager has received the documents and evidence specified in clause 5 herein and Schedule 2 in a form and substance satisfactory to it within the 12th of January, 2017; and

“New Vessel” means M.V. “AQUAMARINE” owned by the New Member and/or in the disponent Ownership of the New Member.

2

1.3 Principal Agreement

References in the Principal Agreement to “this Agreement” shall, with effect from the Effective Date and unless the context otherwise requires, be references to the Principal Agreement as amended by this Agreement and words such as “herein”, “hereof”, “hereunder”, “hereafter”, “hereby” and “hereto”, where they appear in the Principal Agreement, shall be construed accordingly.

1.4 Headings

Clause headings and the table of contents are inserted for convenience of reference only and shall be ignored in the interpretation of this Agreement.

1.5 Construction of certain terms

Clause 1.3 of the Principal Agreement shall apply to this agreement (mutatis mutandis) as if set out herein and as if references therein to “this Agreement” were references to this Agreement.

2. Consent of Current Members and the Manager

The Current Members and the Manager agree with the New Member that, subject to the terms and conditions of this Agreement and in particular, but without prejudice to the generality of the foregoing, subject to fulfillment of the conditions contained in clause 5 herein and schedule 2 herein, the Current Members and the Manager shall with effect on and from the Effective Date agree to:

•	employ the New Vessel in the Principal Agreement as from the Effective Date; and

•	admit the New Member as a member of the Principal Agreement as from the Effective Date.

3. Assumption of liability and obligations

3.1 Additional party

It is hereby agreed that, with effect from the Effective Date, the New Member shall be, and is hereby made, an additional party to the Principal Agreement and the Principal Agreement shall henceforth be construed in all respects as if references to the “Members” included reference to the New Member in addition to the Current Members.

3.2 Assumption of Liability

The New Member hereby agrees with the Current Members and the Manager that, as and with effect from the Effective Date, it shall, severally with the

Current Members (and proportionally with their participation percentages as per the Revenue Sharing Key), assume and duly and punctually perform all the liabilities and obligations whatsoever from time to time to be performed or discharged by the Members under the Principal Agreement and shall be bound by the terms of the Principal Agreement as if the New Member had at all times been named therein as a Member. For the avoidance of doubt, the New Member shall, in relation to the New Vessel (and any other Member Vessel which it may subsequently enter into the Principal Agreement) comply with all obligations of

3

the Principal Agreement relating to the Member Vessels including, without limitation, under clause 3.1 of the Principal Agreement.

4. Amendments to Principal Agreement

4.1 Amendments

The Principal Agreement shall, with effect on and from the Effective Date, be (and it is hereby) amended in accordance with the following provisions (and the Principal Agreement, as so amended, will continue to be binding upon the Current Members and the Manager and the New Member upon such terms as so amended):

a) by construing all references to “Members” (as defined in the Principal Agreement) as including reference to the New Member; and

b) by construing all references to “Member Vessel” or “Member Vessels” (as defined in the Principal Agreement) as including the New Vessel.

4.2 Continued force and effect

Save as amended by this Agreement, the provisions of the Principal Agreement shall continue in full force and effect and the Principal Agreement and this Agreement shall be read and construed as one instrument.

5. Conditions

5.1 Documents and evidence

The consent of the Current Members and the Manager referred to in clause 2 herein shall be subject to the receipt by the Manager of the documents and evidence specified in Schedule 2 in form and substance satisfactory to the Manager.

5.2 Waiver of conditions precedent

The conditions specified in this clause 5 are inserted solely for the benefit of the Current Members and the Manager and may be waived by the Current Members and the Manager in whole or in part with or without conditions.

6. Miscellaneous and notices

6.1 Notices

The provisions of clause 17 of the Principal Agreement shall extend and apply to the giving or making of notices or demands hereunder as if the same were expressly stated herein and for this purpose any notices to be sent to the New Member shall be sent to the New Member at:

c\o	C Transport Maritime SAM 7, Rue du Gabian 98000 Principality of Monaco

4

6.2 Counterparts

This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts, each of which when so executed and delivered shall be an original but all counterparts shall together constitute one and the same instrument.

7. Applicable law

This Agreement is governed by and shall be construed in accordance with English law and the Arbitration provisions of the Principal Agreement shall apply to this Agreement mutatis mutandis.

5

Schedule 1

Part 1 - Names and addresses of the Current Members

•	DRY LOG BULKCARRIERS LTD. of Road Town, Tortola , British Virgin Islands (hereinafter referred to as "DLBC" in this Schedule);

•	CARRAS LTD., of Clarendon House, 2 Church Street, Hamilton, Bermuda (hereinafter referred to as "CARRAS" in this Schedule);

•	CBC HOLDING LTD., of 198 Old Bakery Street, VLT 1455, Valletta, Malta (hereinafter referred to as “CBC HOLDING LTD.” in this Schedule)

•	KLEIMAR N.V., of Suikerrui 5, Antwerp, Belgium (the “KLEIMAR”).

6

Part 2 - Member Vessels employed by Current Members

•	M/V AQUABEAUTY	(CARRAS)
•	M/V AQUABELLA	(CARRAS)
•	M/V AQUACHARM	(CARRAS)
•	M/V AQUAFORTUNE	(CARRAS)
•	M/V AQUAGENIE	(CARRAS)
•	M/V AQUAJOY	(CARRAS)
•	M/V AQUAVICTORY	(CARRAS)
•	M/V NAUTICAL DREAM	(CARRAS)
•	M/V BULK AFRICA	(DLBC)
•	M/V BULK ASIA	(DLBC)
•	M/V RED CHERRY	(CBC)
•	NAVOIS POLLUX	(KLEIMAR)

7

Schedule 2

Documents and evidence required as conditions precedent (referred to in clause 5.1)

a) Corporate authorisation

copies of resolutions of the New Member’s board of directors and shareholders (shareholders' resolution to be prepared if required under constitutional documents) approving the execution of this Agreement and the terms and conditions hereof and thereof and authorizing the signature, delivery and performance of this Agreement certified by an officer of the New Member:

(i)       being true and correct;

(ii)      being duly passed at meetings of the directors and of the shareholders (shareholders' resolution to be prepared if required under constitutional documents) of the New Member each duly convened and held;

(iii)     not having been amended, modified or revoked; and

(iv)     being in full force and effect

together with originals or certified copies of any powers of attorney (if necessary) issued by any party pursuant to such resolutions; and

b) Revenue Sharing Key

the Revenue Sharing Key for the New Vessel to have been established;

c) Information

the provision by the New Member to the Manager of such additional information, documents and evidence as the Manager or the New Members shall require to determine whether or not the New Vessel shall be accepted as a Member Vessel.

8

IN WITNESS whereof the parties to this Agreement have caused this Agreement to be duly executed as a Deed on the date first above written, such Agreement having effect as from the Effective Date.

THE NEW MEMBER

SIGNED, SEALED and DELIVERED	)
as a DEED	)
by J. M. Radziwill	)
for and on behalf of	)
GOODBULK LTD.	)
in the presence of: E. Nontamaro	)

THE CURRENT MEMBERS

SIGNED, SEALED and DELIVERED	)
as a DEED	)
by J. Haramis	)
for and on behalf of	)
DRYLOG BULKCARRIERS LTD.	)
in the presence of: E. Nontamaro	)

SIGNED, SEALED and DELIVERED	)
as a DEED	)
by J. M. Radziwill	)
for and on behalf of	)
CARRAS LTD.	)
in the presence of: E. Nontamaro	)

SIGNED, SEALED and DELIVERED	)
as a DEED	)
by G.V. Menada	)
for and on behalf of	)
CBC HOLDING LTD.	)
in the presence of: E. Nontamaro	)

SIGNED, SEALED and DELIVERED	)
as a DEED	)
by Vincent Vandewalle	)
for and on behalf of	)
KLEIMAR N.V.	)
in the presence of: Ioannis Valassis	)

9

THE MANAGER

SIGNED, SEALED and DELIVERED	)
as a DEED	)
by Luigi Pulcini	)
for and on behalf of	)
C TRANSPORT HOLDING LTD.	)
in the presence of: S. Faina	)

10